 UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 20, 2017

Energy XXI Ltd

(Exact name of registrant as specified in its charter)

BERMUDA	001-33628	98-0499286
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Canon’s Court, 22 Victoria Street, P.O. Box HM

1179, Hamilton HM EX, Bermuda

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (441) 295-2244

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.   Other Events

As previously reported by Energy XXI Ltd, a Bermuda exempted company (the “Company” or “EXXI Ltd”), on April 14, 2016, the Company, Energy XXI Gulf Coast, Inc., a Delaware corporation and wholly-owned subsidiary of the Company (“EGC”), and certain of the Company’s other subsidiaries (collectively, the “Debtors”) filed voluntary petitions for reorganization in the United States Bankruptcy Court for the Southern District of Texas, Houston Division (the “Bankruptcy Court”), seeking relief under chapter 11 of Title 11 (“Chapter 11”) of the United States Code (the “Bankruptcy Code”) under the caption In re Energy XXI Ltd, et al., Case No. 16-31928 (the “Chapter 11 Cases”), and, concurrently, the Company filed a winding-up petition commencing an official liquidation proceeding under the laws of Bermuda before the Supreme Court of Bermuda (the “Bermuda Court”). On April 15, 2016, John C. McKenna was appointed as Provisional Liquidator by the Bermuda Court.

As previously reported by the Company, on November 21, 2016, the Debtors filed the Second Amended Proposed Joint Chapter 11 Plan of Reorganization (as amended, modified, or supplemented from time to time, the “Plan”), and on December 13, 2016, the Bankruptcy Court entered an order (the “Confirmation Order”) pursuant to the Bankruptcy Code, which approved and confirmed the Plan as modified by the Confirmation Order.

In connection with the satisfaction of the conditions to effectiveness as set forth in the Confirmation Order and the Plan, the Company and EGC completed a series of internal reorganization transactions pursuant to which EXXI Ltd transferred all of its remaining assets to reorganized EGC, as the new parent entity (“Reorganized EGC”), and Reorganized EGC ceased to be a subsidiary of the Company. On December 30, 2016 (the “Emergence Date”), the Debtors satisfied the conditions to effectiveness, the Plan became effective in accordance with its terms and the reorganized Debtors emerged from the Chapter 11 Cases.

As previously reported by Reorganized EGC, in accordance with the Plan, all outstanding obligations under the following notes and the related collateral agreements and registration rights, as applicable, were cancelled and the indentures governing such obligations were cancelled:

•	11.0% senior secured second lien notes due March 15, 2020 (the “Second Lien Notes”) issued pursuant to that certain Indenture, dated as of March 12, 2015, among EGC, the guarantors party thereto, and U.S. Bank, N.A., as trustee, and all amendments, supplements or modifications thereto and extensions thereof;

•	6.875% senior unsecured notes due March 15, 2024 (the “EGC 6.875 Senior Notes”) issued pursuant to that certain indenture, dated May 27, 2014, among EGC, the guarantors party thereto, and Wilmington Trust, National Association, as successor to Wells Fargo Bank, National Association, and all amendments, supplements or modifications thereto and extensions thereof;

•	7.50% senior unsecured notes due December 15, 2021 (the “EGC 7.50% Senior Notes”) issued pursuant to that certain indenture, dated September 26, 2013, among EGC, the guarantors party thereto, and Wilmington Trust, National Association, as successor to Wells Fargo Bank, National Association, and all amendments, supplements or modifications thereto and extensions thereof;

•	7.75% senior unsecured notes due June 15, 2019 (the “EGC 7.75% Senior Notes”) issued pursuant to that certain indenture, dated February 25, 2011, among EGC, the guarantors party thereto, and Wilmington Trust, National Association, as successor to Wells Fargo Bank, National Association, and all amendments, supplements or modifications thereto and extensions thereof;

•	9.25% senior unsecured notes due December 15, 2017 (the “EGC 9.25% Senior Notes,” and together with the EGC 6.875% Senior Notes, the EGC 7.50% Senior Notes, the EGC 7.75% Senior Notes and the “EGC Unsecured Notes”) issued pursuant to that certain indenture, dated December 17, 2010, among EGC, the guarantors party thereto, and Wilmington Trust, National Association, as successor to Wells Fargo Bank, National Association, and all amendments, supplements or modifications thereto and extensions thereof;

•	8.25% senior unsecured notes due February 15, 2018 (the “EPL 8.25% Senior Notes”) issued pursuant to that certain indenture, dated as of February 14, 2011, by and EGC, the guarantors party thereto, and U.S. Bank National Association, as trustee, and all amendments, supplements or modifications thereto and extensions thereof; and

•	3.0% senior convertible notes due on December 15, 2018 (the “EXXI 3.0% Senior Convertible Notes”) issued pursuant to that certain indenture dated as of November 22, 2013 among EXXI Ltd and Wilmington Savings Fund Society, FSB, as trustee, and all amendments, supplements or modifications thereto and extensions thereof.

As previously reported by Reorganized EGC, on the Emergence Date, Reorganized EGC issued (i) 27,897,739 shares of its common stock, par value $0.01 per share, pro rata, to holders of the claims arising from the Second Lien Notes, (ii) 3,985,391 shares of common stock, pro rata, to holders of the claims arising from the EGC Unsecured Notes, (iii) 1,328,464 shares of common stock, pro rata, to holders of the claims arising from the EPL 8.25% Senior Notes, (iv) 1,271,933 warrants, pro rata, to holders of the claims arising from the EGC Unsecured Notes; and (v) 847,956 warrants, pro rata, to holders of the claims arising from the EPL 8.25% Senior Notes. The Confirmation Order and Plan provide for the exemption of the offer and sale of the shares of Reorganized EGC’s common stock and the warrants (including shares of common stock issuable upon the exercise thereof) from the registration requirements of the Securities Act of 1933 (the “Securities Act”) pursuant to Section 1145(a)(1) of the Bankruptcy Code. Section 1145(a)(1) of the Bankruptcy Code exempts the offer and sale of securities under the Plan from registration under Section 5 of the Securities Act and state laws if certain requirements are satisfied.

On February 1, 2017, Reorganized EGC filed a Current Report on Form 8-K as its initial report to the Securities and Exchange Commission and as notice that it is the successor issuer of the Company under Rule 12g-3 under the Exchange Act.

As a result of the Plan, there are no assets remaining in EXXI Ltd, and under Bermuda law, shareholders (including preferred shareholders) of EXXI Ltd will not receive any payment. On January 20, 2017, the Bermuda Court entered a winding up order formally placing EXXI Ltd in liquidation and confirming John C. McKenna as Provisional Liquidator. The liquidation will likely be completed during the first half of 2017, and EXXI Ltd will, at such conclusion, be dissolved and shareholders of EXXI Ltd will no longer have any interest in EXXI Ltd as a matter of Bermuda law. There can be no assurance that the liquidation proceeding will be completed in a timely manner or at all.

Pursuant to the Plan, as of the Emergence Date, the following directors resigned from EXXI Ltd’s board of directors: William Colvin, Cornelius Dupré II, Hill A. Feinberg, Kevin Flannery, Scott A. Griffiths and James LaChance. On January 3, 2017, John D. Schiller, Jr. also resigned as the remaining sole director of EXXI Ltd. Following the resignation of all of the directors of EXXI Ltd and in accordance with Bermuda law, the Provisional Liquidator assumed full control of EXXI Ltd’s affairs and will continue to do so until the liquidation of EXXI Ltd is complete.

Cautionary Note Regarding Forward-Looking Statements

This Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements, including those relating to the intent, beliefs, plans or expectations of the Company are based upon current expectations and are subject to a number of risks, uncertainties and assumptions. It is not possible to predict or identify all such risks and uncertainties relating to the Company’s liquidation proceeding under the laws of Bermuda. These risks and uncertainties could cause actual results to differ materially from those described in the forward-looking statements. The Company assumes no obligation and expressly disclaims any duty to update the information contained herein except as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Energy XXI Ltd

	By:	/s/ John C. McKenna
John C. McKenna
February 13, 2017		Provisional Liquidator